                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                           --------------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______
                           --------------------------

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)


                       New York                                          13-3818954
            (Jurisdiction of incorporation                           (I. R. S. Employer
             if not a U. S. national bank)                           Identification No.)

                 114 West 47th Street                                       10036
                  New York,  New York                                    (Zip Code)
                 (Address of principal
                  executive offices)

                           --------------------------
                                TEAM HEALTH, INC.
               (Exact name of OBLIGOR as specified in its charter)

                       Tennessee                                         62-1562558
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                   1900 Winston Road                                        37919
                 Knoxville, Tennessee                                    (Zip code)
       (Address of principal executive offices)

                           --------------------------
                              ALLIANCE CORPORATION
             (Exact name of REGISTRANT as specified in its charter)

                     West Virginia                                       55-0739050
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                          CHARLES L. SPRINGFIELD, INC.
             (Exact name of REGISTRANT as specified in its charter)

                      California                                         94-2713012
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                        CLINIC MANAGEMENT SERVICES, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Tennessee                                         62-1453392
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                              DANIEL & YEAGER, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Alabama                                          63-1009913
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                     DRS. SHEER, AHEARN AND ASSOCIATES, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          59-1237521
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                         EMERGENCY COVERAGE CORPORATION
             (Exact name of REGISTRANT as specified in its charter)

                       Tennessee                                         62-1130266
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                     EMERGENCY MANAGEMENT SPECIALISTS, INC.
             (Exact name of REGISTRANT as specified in its charter)

                     West Virginia                                       55-0632298
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                      EMERGENCY PHYSICIAN ASSOCIATES, INC..
             (Exact name of REGISTRANT as specified in its charter)

                      New Jersey                                         22-2213199
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                      EMERGENCY PHYSICIANS OF MANATEE, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          65-0051890
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                      EMERGENCY PROFESSIONAL SERVICES, INC.
             (Exact name of REGISTRANT as specified in its charter)

                         Ohio                                            94-2460636
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                       EMERGICARE MANAGEMENT, INCORPORATED
             (Exact name of REGISTRANT as specified in its charter)

                       Tennessee                                         62-0881710
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                           FISCHER MANGOLD PARTNERSHIP
             (Exact name of REGISTRANT as specified in its charter)

                      California                                         94-1731121
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                             HERSCHEL FISCHER, INC.
             (Exact name of REGISTRANT as specified in its charter)

                      California                                         94-3262291
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                     HOSPITAL BASED PHYSICIAN SERVICES, INC.
             (Exact name of REGISTRANT as specified in its charter)


                       Tennessee                                         62-1535401
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                                   IMBS, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          65-0622847
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                   INPHYNET ANESTHESIA OF WEST VIRGINIA, INC.
             (Exact name of REGISTRANT as specified in its charter)

                     West Virginia                                       65-0746470
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                       INPHYNET CONTRACTING SERVICES, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          65-0622862
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                        INPHYNET HOSPITAL SERVICES, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          65-0622855
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                              INPHYNET JOLIET, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          65-0086608
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                            INPHYNET LOUISIANA, INC.
             (Exact name of REGISTRANT as specified in its charter)



                        Florida                                          65-0125286
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                      INPHYNET MEDICAL MANAGEMENT INSTITUTE
             (Exact name of REGISTRANT as specified in its charter)


                        Florida                                          65-0652251
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                          INPHYNET SOUTH BROWARD, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          65-0726225
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                              KARL G. MANGOLD, INC.
             (Exact name of REGISTRANT as specified in its charter)

                      California                                         91-1775707
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                            MED ASSURE SYSTEMS, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Tennessee                                         62-1304911
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                          METROAMERICAN RADIOLOGY, INC.
             (Exact name of REGISTRANT as specified in its charter)

                    North Carolina                                       56-1657199
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                         MT. DIABLO EMERGENCY PHYSICIANS
             (Exact name of REGISTRANT as specified in its charter)

                      California                                         68-0049611
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                                  NEO:MED, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          65-0456767
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                  NORTHWEST EMERGENCY PHYSICIANS, INCORPORATED
             (Exact name of REGISTRANT as specified in its charter)

                      Washington                                         91-1753075
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                            PARAGON ANESTHESIA, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          59-2092416
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                       PARAGON CONTRACTING SERVICES, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          65-0622859
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                     PARAGON HEALTHCARE LIMITED PARTNERSHIP
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          65-0426893
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                        PARAGON IMAGING CONSULTANTS, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          65-0410357
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                               QUANTUM PLUS, INC.
             (Exact name of REGISTRANT as specified in its charter)

                      California                                         94-3259635
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                         REICH, SEIDELMAN, & JANICKI CO.
             (Exact name of REGISTRANT as specified in its charter)

                         Ohio                                            34-1245634
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                   ROSENDORF, MARGULIES, BORUSHOK & SHOENBAUM
                     RADIOLOGY ASSOCIATES OF HOLLYWOOD, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          59-1226776
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                  SARASOTA EMERGENCY MEDICAL CONSULTANTS, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          65-0195332
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
               SOUTHEASTERN EMERGENCY PHYSICIANS OF MEMPHIS, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Tennessee                                         62-1453389
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                     SOUTHEASTERN EMERGENCY PHYSICIANS, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Tennessee                                         62-1266047
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                       TEAM HEALTH BILLING SERVICES, L.P.
             (Exact name of REGISTRANT as specified in its charter)

                       Tennessee                                         62-1727916
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                      TEAM HEALTH FINANCIAL SERVICES, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Tennessee                                         62-1727919
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                           TEAM HEALTH SOUTHWEST, L.P.
             (Exact name of REGISTRANT as specified in its charter)

                       Delaware                                          63-1201377
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                              TEAM RADIOLOGY, INC.
             (Exact name of REGISTRANT as specified in its charter)

                    North Carolina                                       56-1844186
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                                   THBS, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Delaware                                          62-1727916
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                   THE EMERGENCY ASSOCIATES FOR MEDICINE, INC.
             (Exact name of REGISTRANT as specified in its charter)

                        Florida                                          59-2862461
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)

                           --------------------------
                       VIRGINIA EMERGENCY PHYSICIANS, INC.
             (Exact name of REGISTRANT as specified in its charter)

                       Virginia                                          54-1629761
            (State or other jurisdiction of                          (I. R. S. Employer
            incorporation or organization)                           Identification No.)


                           --------------------------
                     12% Senior Subordinated Notes due 2009
                       (Title of the indenture securities)

                                     GENERAL


 1.      General Information

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Federal Reserve Bank of New York (2nd District), New York, New York (Board of Governors of the Federal Reserve System).
                  Federal Deposit Insurance Corporation, Washington, D. C. New York State Banking Department, Albany, New York

         (b)      Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

 2.      Affiliations with the Obligor

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

3,4,5,6,7,8,9,10,11,12,13,14 and 15.

         Team Health, Inc., Alliance Corporation, Charles L. Springfield, Inc., Clinic Management Services, Inc., Daniel & Yeager, Inc., Drs. Sheer, Ahearn and Associates, Inc., Emergency Coverage Corporation, Emergency Management Specialist, Inc., Emergency Physician Associates, Inc., Emergency Physicians of Manatee, Inc., Emergency Professional Services, Inc., Emergicare Management, Incorporated, Fischer Mangold Partnership, Herschel Fischer, Inc., Hospital Based Physician Services, Inc., IMBS, Inc., Inphynet Anesthesia of West Virginia, Inc., Inphynet Contracting Services, Inc., Inphynet Hospital Services, Inc., Inphynet Joliet, Inc., Inphynet Louisiana, Inc., Inphynet Medical Management Institute, Inphynet South Broward, Inc., Karl G. Mangold, Inc., Med Assure Systems, Inc., Metroamerican Radiology, Inc., Mt. Diablo Emergency Physicians, NEO:MED, Inc., Northwest Emergency Physicians, Incorporated, Paragon Anesthesia, Inc., Paragon Contracting Services, Inc., Paragon Healthcare Limited Partnership, Paragon Imaging Consultants, Inc., Quantum Plus, Inc., Reich, Seidelman, & Janicki Co., Rosendorf, Margulies, Borushok & Shoenbaum Radiology Associates of Hollywood, Inc., Sarasota Emergency Medical Consultants, Inc., Southeastern Emergency Physicians of Memphis, Inc.,

         Southeastern Emergency Physicians, Inc., Team Health Billing Services, L.P., Team Health Financial Services, Inc., Team Health Southwest, L.P., Team Radiology, Inc., THBS, Inc., The Emergency Associates for Medicine, Inc., Virginia Emergency Physicians, Inc. are currently not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are
         not required under General Instruction B.

16.      List of Exhibits

         T-1.1    --       Organization Certificate, as amended, issued by the
                           State of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-1.1 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No.
                           33-97056).

         T-1.2    --       Included in Exhibit T-1.1.

         T-1.3    --       Included in Exhibit T-1.1.

         T-1.4    --       The By-Laws of United States Trust Company of New
                           York, as amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture
                           Act of 1939, as amended by the Trust Indenture Reform
                           Act of 1990 (Registration No. 33-97056).

         T-1.6    --       The consent of the trustee required by Section 321(b)
                           of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990.

         T-1.7    --       A copy of the latest report of condition of the
                           trustee pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE


         As of June 3, 1999, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U. S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

         In answering Item 2 in this statement of eligibility, as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                                                   ---------------------



         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 3rd day of June, 1999.


         UNITED STATES TRUST COMPANY OF
                  NEW YORK, Trustee


By:      _______________________________________
         Patricia Gallagher
         Assistant Vice President


RFL/pg

                                                                   EXHIBIT T-1.6

        The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036


September 1, 1995



Securities and Exchange Commission 450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




Very truly yours,


UNITED STATES TRUST COMPANY
         OF NEW YORK



By:      /S/Gerard F. Ganey
         ---------------------------
         Senior Vice President

                                                                   EXHIBIT T-1.7

                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                 MARCH 31, 1999
                                ($ IN THOUSANDS)

ASSETS
Cash and Due from Banks                                               $  139,755

Short-Term Investments                                                    85,326

Securities, Available for Sale                                           528,160

Loans                                                                  2,081,103
Less:  Allowance for Credit Losses                                        17,114
                                                                      ----------
      Net Loans                                                        2,063,989
Premises and Equipment                                                    57,765
Other Assets                                                             125,780
                                                                      ----------
      TOTAL ASSETS                                                    $3,000,775
                                                                      ==========

LIABILITIES
Deposits:
      Non-Interest Bearing                                            $  623,046
      Interest Bearing                                                 1,875,364
                                                                      ----------
         Total Deposits                                                2,498,410

Short-Term Credit Facilities                                             184,281
Accounts Payable and Accrued Liabilities                                 126,652
                                                                      ----------
      TOTAL LIABILITIES                                               $2,809,343
                                                                      ==========

STOCKHOLDER'S EQUITY
Common Stock                                                              14,995
Capital Surplus                                                           53,041
Retained Earnings                                                        121,759
Unrealized Gains on Securities
     Available for Sale (Net of Taxes)                                     1,637
                                                                      ----------

TOTAL STOCKHOLDER'S EQUITY                                               191,432
                                                                      ----------
    TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                             $3,000,775
                                                                      ==========

I, Richard E. Brinkmann, Managing Director & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, Managing Director & Controller

May 18, 1999